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                                                                   EXHIBIT 23.2

                     [PRICEWATERHOUSECOOPERS LETTERHEAD]


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Global TeleSystems, Inc., of our report dated March 3, 1999 relating to the consolidated financial statements of Esprit Telecom Group plc, which is incorporated by reference in the Global TeleSystems, Inc., Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PRICEWATERHOUSECOOPERS


PricewaterhouseCoopers
London, England
June 26, 2000